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                                CUSTODY AGREEMENT


                                  by and among


                     CS FIRST BOSTON MORTGAGE CAPITAL CORP.,
                                     Lender

                                       and

                       AUTOINFO FINANCE OF VIRGINIA, INC.,
                              Borrower and Servicer

                                       and

                               CAR LOAN CO., INC.,
                              Borrower and Servicer

                                       and

                                  CRESTAR BANK,
                                    Custodian


                          Dated as of December 9, 1996

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                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----
                                    ARTICLE I
                             DEFINITIONS; APPOINTMENT........................  1
   Section 1.1.      General.................................................  1
   Section 1.2.      Certain Defined Terms...................................  1
   Section 1.3.      Incorporation of Certain Definitions....................  3
   Section 1.4.      Reference to Time.......................................  3
   Section 1.5.      Appointment of the Custodian............................  3

                                   ARTICLE II

                            RECEIVABLE INFORMATION LIST......................  4
   Section 2.1.      Receivable Information List; Computer File..............  4
   Section 2.2.      Documents Maintained by Servicer........................  4

                                   ARTICLE III
                              CUSTODIAL ARRANGEMENT..........................  5
   Section 3.1.      Deposit of Collateral...................................  5
   Section 3.2.      Transfer of Receivables; Delivery of Documents..........  5
   Section 3.3.      Borrowing Request and Review of Receivable Files........  6
   Section 3.4.      Trust Receipt and Certification.........................  7
   Section 3.5.      Release of Receivable Files.............................  8
   Section 3.6.      Return..................................................  9
   Section 3.7.      Custodial Register......................................  9
   Section 3.8.      Power of Attorney.......................................  9
   Section 3.9.      No Service Charge for Sale or Transfer of Receivables...  9
   Section 3.10.     The Lender May Reject Receivables.......................  9
   Section 3.11.     Affidavit of Lost Receivable File....................... 10

                                   ARTICLE IV
                        DISTRIBUTION DATE PAYMENTS; SETTLEMENT ACCOUNTS...... 11
   Section 4.1.      Distribution Date Payments.............................. 11
   Section 4.2.      Settlement Account...................................... 11
   Section 4.3.      Distributions........................................... 11
   Section 4.4.      Payments of Shortfalls.................................. 12
   Section 4.5.      Investments............................................. 12
   Section 4.6.      Simultaneous Transfers.................................. 12
   Section 4.7.      Transfer of Receivables ................................ 12

                                    ARTICLE V
                                    CUSTODIAN................................ 14
   Section 5.1       Representations, Warranties and Covenants of Custodian.. 14
   Section 5.2       Custodian of Documents.................................. 15
   Section 5.3       Charges and Expenses.................................... 15
   Section 5.4       No Adverse Interests.................................... 16
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   Section 5.5       Inspections............................................. 16
   Section 5.6       Insurance............................................... 16
   Section 5.7       Limitation of Liability................................. 16
   Section 5.8       Indemnification......................................... 16
   Section 5.9       Removal of Custodian.................................... 17
   Section 5.10      Termination of Custodian................................ 17
   Section 5.11      Reliance of Custodian................................... 17
   Section 5.12      Transmission of Receivable Files........................ 17
   Section 5.13      Authorized Representatives.............................. 18
   Section 5.14      Merger or Consolidation of or Assumption of the
                         Obligations of the Custodian........................ 18

                                   ARTICLE VI
                               MISCELLANEOUS PROVISIONS...................... 19
   Section 6.1       Amendment............................................... 19
   Section 6.2       Governing Law and Jurisdiction; Waiver of Jury Trial.... 19
   Section 6.3       Notices................................................. 19
   Section 6.4       Severability of Provisions.............................. 20
   Section 6.5       No Partnership.......................................... 20
   Section 6.6       Counterparts............................................ 20
   Section 6.7       Assignment.............................................. 20
   Section 6.8       Headings................................................ 20


EXHIBIT A         Form of Trust Receipt and Certification................... A-1
EXHIBIT B         Request for Release of Documents.......................... B-1
EXHIBIT C         Authorized Officers of the Lender......................... C-1
EXHIBIT D         Authorized Officers of AutoInfo Finance of Virginia, Inc.. D-1
EXHIBIT E         Authorized Officers of Car Loan Co., Inc.................. E-1
EXHIBIT F         Authorized Officers of Custodian.......................... G-1


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                                CUSTODY AGREEMENT
                                -----------------

          This Custody Agreement ("Agreement"), dated as of December 9, 1996, is by and among AutoInfo Finance of Virginia, Inc., a Virginia corporation ("AutoInfo Finance"), Car Loan Co., Inc., a Connecticut corporation ("Car Loan Co.") (AutoInfo Finance and Car Loan Co. are referred to herein collectively as the "Borrowers" and each a "Borrower"), CS First Boston Mortgage Capital Corp., a New York corporation ("Lender"), and Crestar Bank, a Virginia banking corporation ("Custodian").

                              PRELIMINARY STATEMENT
                              ---------------------

          A. Pursuant to the Loan, Security and Servicing Agreement dated as of December 9, 1996 (the "Loan Agreement") among the Lender and the Borrowers, the Lender may from time to time make Advances to the Borrowers.

          B. In order to secure repayment of the Advances, each Borrower has transferred, assigned, pledged and granted, and will from time to time transfer, assign, pledge and grant, to the Lender and its successors and assigns a security interest in and lien on all of such Borrower's right, title and interest in and to the Collateral.

          C. The Lender and the Borrowers desire to provide for the custody and management of the Receivable Files relating to the Receivables.

          D. The Lender and the Borrowers have requested that the Custodian act as custodian to hold all Receivable Files relating to the Receivables and the proceeds thereof as bailee of, and agent for the benefit of the Lender.

          The Custodian is willing and able to perform the duties and obligations of a custodian and bailee as set forth herein.

          NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lender, the Borrowers and the Custodian agree as follows:


                                    ARTICLE I
                            DEFINITIONS; APPOINTMENT

          Section 1.1. General. For the purpose of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, the terms defined in this Article include the plural as well as the singular, the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision, and Section references refer to Sections of this Agreement.

          Section 1.2. Certain Defined Terms. Whenever used in this Agreement, unless the context otherwise requires, the following words shall have the meanings set forth below:

          "Agreement": This Custody Agreement, including all exhibits hereto, and all amendments hereof and supplements hereto.

          "Assignment": With respect to a Receivable, collectively the original instrument of assignment of such Receivable and all other documents securing such Receivable made by the Person originating such Receivable to the applicable Borrower, which is in a form sufficient under the laws of the jurisdiction in which the related Financed Vehicle is located to permit the assignee to exercise all rights granted by the Obligor under such Receivable and such other documents and all rights available under applicable law to the obligee under such Receivable and which, in each case, may, to the extent permitted by the laws of the state in which the related financed vehicle is located, be a blanket instrument of assignment covering other Receivables as well.

          "Authorized Representative": As defined in Section 5.13 hereof.

          "Available Funds": With respect to any Distribution Date, all collections and other amounts received in respect of the Receivables and deposited to the Settlement Accounts during the related Collection Period.

          "Borrowing Request": As defined in the Loan Agreement and in the form attached thereto.

          "Collateral Value Deficiency Notice": As defined in the Loan
Agreement.

          "Collection Period": As defined in the Loan Agreement.

          "Confirmation": As defined in the Loan Agreement.

          "Delivery Date": The date on which the Receivables and related Receivable Files are delivered to the Custodian by the applicable Borrower.

          "Lender's Account": The account designated in writing by the Lender to Custodian, as Lender may so designate from time to time.

          "Monthly Servicing Fee": As defined in the Loan Agreement.

          "Receivable": As defined in the Loan Agreement.

          "Receivable Files": As defined in Section 3.2 hereof.

          "Receivable Information List": As defined in the Loan Agreement.


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          "Servicer": AutoInfo Finance of Virginia, Inc. or Car Loan Co., Inc.,
as applicable, or any successor thereto.

          "Settlement Account": An account established pursuant to Section 4.2 hereof and the Loan Agreement.

          Section 1.3. Incorporation of Certain Definitions. All capitalized terms used herein and not otherwise defined shall have the meanings assigned in the Loan Agreement, unless the context clearly indicates otherwise.

          Section 1.4. Reference to Time. All references to time herein shall be deemed to refer to New York City time unless otherwise provided.

          Section 1.5. Appointment of the Custodian. The Lender and the Borrowers hereby appoint the Custodian, and the Custodian hereby accepts its appointment, to act as the bailee of and agent for the Lender and its successors and assigns for the purpose of taking custody of the documents contained in the Receivable Files and the proceeds thereof and to act on behalf of the Lender under this Agreement and, in the absence of other written instructions from the Lender, to exercise such powers hereunder as are specifically delegated to or required of the Custodian by the terms hereof. With respect to each Receivable, the Custodian's appointment as the bailee and agent shall terminate upon such time as such Receivable is not subject of the Loan Agreement or upon notice from the Lender.


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

                                   ARTICLE II

                           RECEIVABLE INFORMATION LIST

          Section 2.1. Receivable Information List; Computer File.

          (a) Custodian shall maintain, as an attachment to its executed copy of this Agreement or otherwise in its records or possession, the most recent version of the Receivable Information List, as such list may be amended from time to time. Custodian shall receive a printed copy of the amended Receivable Information List with each revised copy of the Computer File. If a Computer File received by Custodian is not accompanied by such amended Receivable Information List, Custodian shall immediately produce such a printed list from the related Computer File. The Receivable Information List in the custody of Custodian shall be the definitive Receivable Information List for all purposes under this Agreement.

          (b) On or before (i) each Delivery Date and (ii) each Distribution Date the applicable Borrower shall provide to the Custodian and to the Lender a Computer File for each Receivable, as of a date not earlier than the Business Day prior to such Delivery Date or Distribution Date. With respect to any Collateral Value Deficiency Notice, the applicable Borrower shall, along with the delivery of any additional Receivables as required pursuant to the terms of the Loan Agreement, provide to the Custodian and the Lender a Computer File for such Receivables. Each Computer File shall clearly indicate Defaulted Receivables in a manner acceptable to the Custodian and the Lender and, when delivered, shall be accompanied by a printed copy of the amended Receivable Information List.

          Section 2.2. Documents Maintained by Servicer. Except as delivered to the Custodian hereunder, all other documents and files relating to the Receivables shall be retained and held by the applicable Servicer pursuant to the terms of the Loan Agreement.

                                   ARTICLE III
                              CUSTODIAL ARRANGEMENT

          Section 3.1. Deposit of Collateral. Each Borrower shall deposit with the Custodian, and the Custodian agrees to hold in pledge as bailee of and as agent for the Lender and its successors and assigns, such Collateral that may be so deposited hereunder from time to time. The Custodian shall maintain such Collateral so deposited in separate records and files.

          Section 3.2. Transfer of Receivables; Delivery of Documents. A Borrower shall, prior to the delivery of or with the Borrowing Request relating to each Advance, deliver, or cause to be delivered, to the Custodian the following documents:

                    (i)       the Receivable Information List, as amended;

                    (ii)      an executed Assignment, if applicable;

                    (iii) the original certificate of title or title guaranty issued by the related Dealer or a copy of an application for title if no certificate of title has yet been issued; provided, however, that, with respect to any Advances to AutoInfo Finance within 90 days after the date of this Agreement, such certificate of title, title guaranty or application for title need not be delivered to the Custodian prior to or with the delivery of the Borrowing Request; provided, further, that for any Receivable subject to such Advance and for which any such certificate of title, title guaranty or application for title is not so delivered prior to or with such Borrowing Request, AutoInfo Finance shall cause the original certificate of title to be delivered to the Custodian prior to the earlier of (x) 90 days after the applicable Advance Date and (y) 180 days after the date of origination of the related Receivable;

                    (iv) the fully executed original of the Receivable signed by the applicable Borrower in the following form: "Assigned to [the Lender or, if requested by the Lender, in blank], without recourse" together with all intervening endorsements showing a complete chain of title from originator to the Borrower;

                    (v) a copy of the credit application executed by the Obligor;

                    (vi) the originals of any assumption, modification, written assurance, substitution agreement, extension or guaranty agreement and any assignment thereof;


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

                    (vii) the original of any security agreement or equivalent document executed in connection with the Receivable and any assignment thereof;

                    (viii) if any Receivable was originated in a state in which the filing of a financing statement under the UCC is required to perfect an interest in motor vehicles, copies of the filed statements (as well as a consent to file additional UCC-1s or UCC-3s as required); provided that the Custodian has no obligation to determine whether such financing statements are required to perfect an interest in motor vehicles;

                    (ix) such other documents as may be in existence evidencing the security interest of the Lender in the Receivable; provided, however, that the Custodian has no obligation to determine the existence of or necessity for such other documents; and

                    (x) such other documents as the Lender may require after notice to the Borrowers and the Custodian which the Custodian has consented to review.

          All documents held by Custodian with respect to a Receivable, including those delivered to the Custodian pursuant to Section 3.2, are referred to herein as the "Receivable File."

          Each Borrower represents and warrants to the Lender and the Custodian that, with respect to such Borrower's Receivables, (i) each of such documents which is required to be signed by the Obligor has been signed by the Obligor in the appropriate spaces; and (ii) all blanks on any form have been properly filled in and each form has otherwise been correctly prepared.

          Each Borrower shall, upon execution of this Agreement, deliver to the Custodian the following:

          With respect to Receivables that are chattel paper, evidence of filing with the appropriate office in the following jurisdictions of the following UCC-1 financing statements, each indicating the Receivables as collateral:
     (a) UCC-1 financing statement executed by the applicable Borrower as debtor, naming the Lender as secured party, and filed in the State of Virginia or the State of Connecticut, as applicable; and (b) such other filings under the UCC as may be required by the Lender;

          Section 3.3. Borrowing Request and Review of Receivable Files.

          (a) Upon receipt of a Borrowing Request from a Borrower, the Custodian shall review the Receivable Files which such Borrower has deposited with the Custodian in connection with such Borrowing Request to determine whether the Custodian has received a Receivable File with respect to each Receivable listed on the Schedule of Receivables attached to such Borrowing


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

Request. Custodian shall immediately advise the Lender and such Borrower by telephone or by facsimile transmission if it determines that such Receivables and other documents in the related Receivable File are not so deposited.

          (b) The Custodian shall review the Receivable Files: (i) with respect to the Receivables subject to Advances referred to in the first and second provisos in Section 3.2(iii) hereof and for which no original certificate of title, title guaranty or copy of an application for title is delivered prior to or with a Borrowing Request, within 90 days after the applicable Advance Date; and (ii) with respect to any other Receivables not subject to clause (i) in this
Section 3.3(b), within 120 days after the applicable Advance Date, in each case to verify that original certificates of title have been delivered to the Custodian. The Custodian shall immediately notify the applicable Borrower and the Lender by telephone or facsimile transmission if it determines that any such original certificate of title has not been delivered to the Custodian.

          Section 3.4. Trust Receipt and Certification.

          (a)(i) Within two (2) Business Days following receipt of the Receivable Files, the Computer File and the Borrowing Request, the Custodian shall, with respect to the Receivables referenced in such Borrowing Request, execute and deliver to the Lender (with a copy to the related Borrower which shall be clearly marked as a copy and non-transferable) one or more certifications (each, a "Trust Receipt and Certification") in the form set forth in Exhibit A hereto.

                    (ii) In the event of delivery by the Lender to the Borrowers and the Custodian of a Collateral Value Deficiency Notice pursuant to the Loan Agreement the Custodian shall, upon receipt of such Notice and the Receivables and the related Receivable Files delivered to Custodian by such Borrower(s) pursuant to such Notice, execute and deliver to the Lender (with a copy to the applicable Borrower which shall be clearly marked as a copy and non-transferrable) one or more Trust Receipt(s) and Certification(s) in the form attached hereto as Exhibit A with respect to such Receivable or Receivables.

          (b) The Custodian shall, in each Trust Receipt and Certification, certify and confirm as to each Receivable listed on the Schedule of Receivables attached to the Borrowing Request (or in the case of a Collateral Value Deficiency Notice the Receivables delivered to it) that, except as noted on the schedule of exception report attached to the related Trust Receipt and
Certification:

                    (i) all documents required to be delivered to it pursuant to
Section 3.2 hereof are in the Custodian's possession;

                    (ii) such documents have been reviewed by the Custodian and appear regular on their face and relate to such applicable Receivables and neither the Receivables nor the Assignments contains any notations on their face which appear to evidence any claims, liens, security interests, encumbrances or other restrictions or transfers;


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

                    (iii) each Receivable bears an original signature or signatures purporting to be the signature or signatures of the person or persons named as the maker or Obligor under the Receivable;

                    (iv) if the Receivable does not name "[the related Borrower]" as the holder or payee, the Receivable bears the original endorsements that complete the chain of ownership from the original holder or payee to "[the related Borrower]";

                    (v) the original of the Assignment of the Receivable required under Section 3.2 and any intervening assignment of such Receivable bear the original signature purporting to be the signature of the named obligee or beneficiary (and any other necessary party including subsequent assignors) and that such Assignment and any such intervening assignment complete the chain of title from the originator to the "[the related Borrower]";

                    (vi) each Receivable has been endorsed as noted in Section
3.2 hereof; and

                    (vii) based on its review of the Receivable File with respect to each such Receivable, the information set forth on the Schedule of Receivables attached to the Borrowing Request or in the Computer File, as applicable, accurately reflects the information contained in each Receivable Files.

          (c) If, on each Distribution Date, a Receivable is released from the lien of the Loan Agreement or is rejected by the Lender, the Lender shall cause the applicable Trust Receipt and Certification to be delivered via overnight courier to Custodian for cancellation. In the event that any Receivables covered by such surrendered Trust Receipt(s) and Certification(s) are still subject of an Advance and the lien of the Loan Agreement, the Custodian shall issue and deliver to the Lender via overnight courier a replacement Trust Receipt and Certification covering such Receivables which are still subject to an Advance and the lien of the Loan Agreement.

          Section 3.5. Release of Receivable Files. From time to time and as appropriate for the repossession of or foreclosure on the collateral securing any of the Receivables, pay off, full prepayment and repurchase, or in the event that the Receivable has been rejected, is a Liquidated Receivable or is a Defaulted Receivable, Custodian is hereby authorized, upon written request of the applicable Borrower in the form annexed hereto as Exhibit B, to release to such Borrower or such Borrower's designee the related Receivable Files or the documents set forth in such request. All documents so released to such Borrower or such Borrower's designee shall be held by it in trust for the benefit of the Lender. Such Borrower shall return or cause to be returned to the Custodian the Receivable Files, or such other documents which have been released to such Borrower or such Borrower's designee, when such Borrower's need therefor in connection with such foreclosure or repossession no longer exits, unless the Receivable shall be liquidated, in which case, upon receipt of a certification to this effect from such Borrower to Custodian in the form annexed hereto as Exhibit B, the related Receivable Files shall be released by Custodian to such Borrower and the Custodian shall thereupon reflect any such liquidation on the Receivable Information List.


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

          The foregoing provision respecting release of the Receivable Files by Custodian upon request by a Borrower shall be operative only to the extent that at any time Custodian shall not have released Receivable Files or any part thereof or documents (including those requested) pertaining to no more than 100 of the total number of Receivables being maintained by Custodian hereunder at the time of such request. Any additional Receivable Files or documents requested to be released by a Borrower may be released only upon written authorization of the Lender. The limitation of this paragraph shall not apply to release of the Receivable Files to a Borrower under Section 3.6 or Section 3.10 below.

          Section 3.6. Return. Upon the return of any Receivable pursuant to this Agreement, the Loan Agreement or the payment in full of any Receivable, which shall be evidenced by Custodian's receipt of the applicable Borrower's request for release in the form annexed hereto as Exhibit B, Custodian shall promptly release the related Receivable Files to such Borrower or such Borrower's designee.

          Section 3.7. Custodial Register. Custodian shall cause such books and records at its corporate trust office or other registry maintained with respect to the Receivables to reflect that such records and books or other registry and the Receivables which are the subject of such records and books or other registry are owned by the applicable Borrower and pledged to the Lender.

          Section 3.8. Power of Attorney. Each Borrower and the Lender hereby grant to the Custodian a power of attorney, with full power of substitution, to take in the name of such Borrower and the Lender all steps which are necessary or appropriate to endorse, negotiate, deposit or otherwise realize on any instrument or writing of any kind held or transmitted by such Borrower or the Lender or transmitted or received by Custodian in connection with any Receivable. The power of attorney that each Borrower and the Lender have granted to the Custodian pursuant to this Section 3.8 may be revoked by the Lender at any time.

          Section 3.9. No Service Charge for Sale or Transfer of Receivables. No service charge shall be made for any sale or transfer of Receivables, but the Custodian may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any sale or transfer of Receivables. Notwithstanding the foregoing, the Custodian may charge a reasonable fee in connection with the release of the Receivable Files or any document contained therein pursuant to Section 3.5, which fee shall be paid by the Borrowers.

          Section 3.10. The Lender May Reject Receivables.

          (a) The Lender may refuse any Receivable offered by a Borrower under the Loan Agreement or may, by notice to Custodian, require an immediate transfer of any Receivable back to such Borrower, in each case under the circumstances provided in the Loan Agreement. The Borrowers shall have no right to object to such rejection or transfer.

          (b) If a Receivable is not accepted by the Lender on an Advance Date because of a defect in the related Receivable File, or if the Lender gives written notice to the Custodian


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

that it will not be accepting a specific Receivable for any other reason, the Custodian will return the related Receivable File to the related Borrower (or such other person as such Borrower shall indicate in writing), at such Borrower's expense, within two (2) Business Days of such Advance Date unless otherwise instructed in writing by the Lender or, after such Advance Date, by such Borrower.

          Section 3.11. Affidavit of Lost Receivable File. In the event the Custodian loses or misplaces any Receivable File or any portion thereof, or if any instruments, documents, or certificates therein are destroyed, then, in addition to any other liability the Custodian may have in respect thereof pursuant to the terms of this Custody Agreement or otherwise, the Custodian agrees to execute and deliver to the Lender, upon the Lender's written request, an affidavit stating that such instrument, document, or certificate has been lost or destroyed, as applicable, and, if necessary, such other affidavits or certificates as may be reasonably necessary to obtain replacement certificates of title or other instruments.


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                                   ARTICLE IV
                 DISTRIBUTION DATE PAYMENTS; SETTLEMENT ACCOUNTS

          Section 4.1. Distribution Date Payments. One (1) Business Day prior to each Distribution Date, the Lender shall inform Custodian via facsimile of the amounts payable by the Borrowers to Lender on such Distribution Date pursuant to the Loan Agreement and Custodian shall, on such Distribution Date, transfer such amounts from the Settlement Accounts to the Lender's Account in accordance with
Section 4.3.

          Section 4.2. Settlement Account.

          (a) Each Borrower shall establish and maintain a separate Settlement Account with Crestar Bank, which shall be an Eligible Account; provided, however, if such account shall cease to be an Eligible Account, then within five
(5) Business Days thereafter, the Custodian, with the consent of the Lender, shall cause such account to be moved to an institution so that such account meets the definition of an Eligible Account. One Settlement Account shall be entitled "Crestar Bank as Custodian for CS First Boston Mortgage Capital Corp. (regarding AutoInfo Finance of Virginia, Inc.)" and the other Settlement Account shall be entitled "Crestar Bank, as Custodian for CS First Boston Mortgage Capital Corp. (regarding Car Loan Co., Inc.)". All amounts paid into each Settlement Account under this Agreement and pursuant to the Loan Agreement shall be held in trust for the Lender until payment of any such amounts is authorized hereunder.

          (b) On each Business Day, pursuant to the applicable Lock-Box Agreement, the applicable Lock-Box Bank shall transfer any payments from Obligors and other payments in respect of the Collateral received in such Lock-Box to the applicable Settlement Account. In addition, each Servicer shall, in accordance with the terms of the Loan Agreement, remit, and shall cause each Borrower to remit, directly into the applicable Settlement Account all payments by or on behalf of the Obligors received by such Servicer or such Borrower, as applicable, with respect to the Receivables and other Collateral, and all Liquidation Proceeds and other recoveries as soon as practicable after receipt thereof (but in any event no later than one (1) Business Day following receipt thereof.)

          Section 4.3. Distributions.

          (a) On each Distribution Date the Custodian, in accordance with the written instructions of the Lender delivered to it on or prior to such Distribution Date, shall make the following payments in the following order from amounts on deposit in the Settlement Accounts which have been allocated to the payment thereof:

                    (i) an amount equal to the Monthly Servicing Fee due on such Distribution Date plus any unpaid Servicing Fee due on a prior Distribution Date shall be distributed to the applicable Servicer;

                    (ii) the amount specified by the Lender pursuant to Section
          4.1 shall be distributed to the Lender's Account;

                    (iii) if a Borrowing Base Deficiency exists as of the related Determination Date, an amount equal to such Borrowing Base Deficiency shall be distributed to the Lender's Account;

                    (iv) any amount deposited in each Settlement Account that was not required to be deposited by the applicable Borrower or the applicable Servicer therein shall be returned to such Borrower; and

                    (v) all amounts remaining in the Settlement Account after payments pursuant to clauses (i) through (v) in this Section 4.3 shall be distributed to the applicable Borrower.

          (b) The Custodian shall make all distributions by check or by wire transfer of immediately available funds, as directed by the party to whom such distribution is payable.

          Section 4.4. Payments of Shortfalls. If the Custodian determines that the amounts in the Settlement Accounts are insufficient to pay amounts payable pursuant to Section 4.3, the Custodian shall notify Lender and the Borrowers of such circumstance by telephone or telecopy, and the Borrowers shall immediately deposit to such Settlement Accounts in immediately available funds the amount of such deficiency. If, notwithstanding the application of funds in such Settlement Accounts, there are still insufficient funds available to make any such payment or distribution required to be made on such day, then, in addition to any other rights Lender may have, interest shall, to the extent permitted by law, accrue on the portion of such due and unpaid amount owing to Lender, commencing on the due date until paid in full, at the Late Payment Rate.

          Section 4.5. Investments. The Custodian shall, in the name of Custodian, as custodian, upon written direction from the applicable Borrower, invest the amounts in the applicable Settlement Account in Eligible Investments. Such investment shall mature not later than one (1) Business Day prior to the next succeeding Distribution Date. No investment may be sold prior to its maturity, unless otherwise instructed by the applicable Borrower. All net income and gain from such investments shall be deposited in the related Settlement Account and any losses on reinvestment of funds shall be reimbursed by the related Borrower and deposited into such Settlement Account.

          Section 4.6. Simultaneous Transfers. The Advances to a Borrower and the transfer of the related Receivables pursuant to any provision of this Agreement and the Loan Agreement shall be deemed to occur simultaneously.

          Section 4.7. Transfer of Receivables .

          (a) Upon Custodian receiving written certification from the Lender of a Potential Event of Default, Custodian shall (x) follow the instructions of the Lender including instructions regarding the release of the related Receivables from this Agreement and the transfer of such Receivables and shall do such other acts and execute such other documents as may be deemed reasonably necessary by such non-defaulting party to comply with such instructions and (y) follow the instructions of such nondefaulting party with respect to payment of related amounts from the Settlement Accounts.

          (b) Upon (i) receipt by Custodian of a written certification of the Lender of a breach of a representation or warranty by Custodian, or the failure of Custodian to perform a covenant, under this Agreement, and any applicable cure period has elapsed, or (ii) the termination of the Custodian pursuant to
Section 5.9 hereof, Custodian shall (x) follow the instructions of the Lender regarding the release from this Agreement and the transfer of such Receivables and shall do such other acts and execute such other documents as may be deemed reasonably necessary to comply with such instructions and (y) follow the instructions of the Lender with respect to payment of related amounts from the Settlement Accounts.

                                    ARTICLE V
                                    CUSTODIAN


          Section 5.1 Representations, Warranties and Covenants of Custodian. With respect to each Trust Receipt and Certification, Custodian hereby represents and warrants to, and covenants with the Lender that as of the date such Trust Receipt and Certification is provided, which representations and warranties shall survive delivery of such Trust Receipt and Certification:

          (a) Custodian is duly organized, validly existing and in good standing under the laws of the United States;

          (b) Custodian has the full power and authority to hold each Receivable (whether acting alone or through an agent) and to execute, deliver and perform, and to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement and this Agreement constitutes a legal, valid and binding obligation of Custodian, enforceable against it in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

          (c) Neither the execution and delivery of this Agreement, the filing of a financing statement indicating that the Lender is the secured party with respect to certain Receivables, the delivery of Receivables, the issuance of the Trust Receipt and Certification, the consummation of the transactions contemplated hereby or thereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement will conflict with or result in a breach of any of the terms, conditions or provisions of Custodian's charter or by-laws or any legal restriction or any agreement or instrument to which Custodian is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which Custodian or its property is subject;

          (d) Custodian does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

          (e) There is no litigation pending or threatened, which if determined adversely to Custodian, would adversely affect the execution, delivery or enforceability of this Agreement, or any of the duties or obligations of Custodian thereunder, or which would have an adverse effect on the financial condition of Custodian;

          (f) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by Custodian of or compliance by Custodian with this Agreement or the consummation of the transactions contemplated hereby;

          (g) Custodian is a separate and independent entity from any of the Borrowers, Custodian does not own a controlling interest in any of the Borrowers either directly or through affiliates, and no director or officer of the Custodian is also a director or officer of any of the Borrowers;

          (h) Upon written request of the Lender, Custodian shall take such steps as requested by the Lender to protect or maintain any interest in the Financed Vehicle or other collateral securing the Receivable owned by the Lender and any insurance applicable thereto.

          (i) Custodian is not a party to, bound by or in breach or violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which adversely affects, or may in the future adversely affect, the ability of the Custodian to perform its obligations under this Agreement or the interest of the Lender in any respect;

          (j) There are no actions, suits, proceedings or investigations pending or threatened against the Custodian, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (A) asserting the invalidity of this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, and (C) seeking any determination or ruling that might adversely affect the performance by the Custodian of its obligations under, or the validity or enforceability of, this Agreement; and

          (k) Custodian shall monitor the financing statements filed with respect to the Receivables naming the Lender as the secured party and shall cause each Borrower to file or, if a Borrower shall fail to file in a timely manner, shall itself file such amendments and continuation statements with respect thereto necessary in order to maintain the perfected security interest of the Lender in the Receivables.

          Section 5.2 Custodian of Documents. Custodian, either directly or by acting through an agent, shall hold all documents relating to any Receivable that comes into its possession for the exclusive use and benefit of the Lender on and after the related Advance Date and shall make disposition thereof only in accordance with the instructions furnished to it by the Lender. Custodian shall segregate and maintain continuous custody of all such documents received by it in secure facilities in accordance with customary standards for such custody and shall not release such documents or transfer such documents to any other party, including any subcustodian, without the express written consent of the Lender, except as provided in Section 3.5 hereof.

          Section 5.3 Charges and Expenses. The Borrowers shall pay all fees and reasonable expenses of Custodian in connection with the performance of its duties hereunder in accordance with written agreements entered into from time to time between Custodian and the Borrowers, including reasonable fees and expenses of counsel incurred by Custodian in the performance of its duties hereunder; provided, however, that (i) Custodian shall in no event acquire and hereby agrees not to assert (x) any lien upon any Receivable deposited under this Agreement or (y) any claim against the Lender, by reason of the failure of the Borrowers to pay any of such fees, charges or expenses, and (ii) in the event the Borrowers fail to pay the fees and expenses of Custodian as set forth in such written agreements, Custodian shall have no obligation to take actions or incur costs in connection with this Agreement unless the Lender, the Borrowers or another Person has made adequate provision for payment of Custodian's fees and expenses.

          Section 5.4 No Adverse Interests. Custodian covenants and warrants to the Lender and the Borrowers that: (i) as of the related date on which Custodian receives evidence of the perfection of the Lender's interest in the related Receivables, it holds no adverse interest, by way of security or otherwise, in any Receivable; and (ii) the execution of this Agreement and the creation of the custodial relationship hereunder does not create any interest, by way of security or otherwise of Custodian in or to any Receivable, other than Custodian's rights as custodian hereunder.

          Section 5.5 Inspections. Upon no less than one (1) Business Day's prior written notice to Custodian, the Lender and the Lender's agents, accountants, attorneys and auditors will be permitted during normal business hours to examine Custodian's documents, records and other papers in possession of or under the control of Custodian relating to the Receivables.

          Section 5.6 Insurance. Custodian shall, at its own expense, maintain at all times during the existence of this Agreement and keep in full force and effect, (1) fidelity insurance, (2) theft of documents insurance, (3) forgery insurance subject to deductibles, all in amounts customary and standard in the industry and with insurance companies reasonably acceptable to the Lender. A certificate of the respective insurer as to each such policy or a blanket policy for such coverage shall be furnished to the Lender, upon request, containing the insurer's statement or endorsement that such insurance shall not terminate prior to receipt by such party, by registered mail, of ten (10) days advance notice thereof.

          Section 5.7 Limitation of Liability. Custodian assumes no obligation, and shall be subject to no liability, under this Agreement to the Lender, except that Custodian agrees to use its best judgment and good faith in the performance of such obligations and duties as are specifically set forth herein. Custodian shall not be liable for any action or non-action by it in reliance on advice of counsel believed by it in good faith to be competent to give such advice. Custodian may rely and shall be protected in acting upon any written notice, order, request, direction or other document believed by it to be genuine and to have been signed or presented by the proper party or parties.

          Section 5.8 Indemnification. The Borrowers agree to indemnify Custodian against, and to hold it and its employees, officers and directors harmless from, any liabilities, and any related out-of-pocket expenses, which it may incur in connection with this Agreement or the Trust Receipt and Certification, other than any liabilities and expenses arising out of Custodian's negligence or bad faith or misconduct. Custodian agrees to indemnify each of the Lender and the Borrowers and their respective employees, officers and directors against out-of-pocket expenses which either the Lender or the Borrowers or their respective employees, officers or directors may incur in connection with this Agreement and any Trust Receipt and Certification and which is caused by Custodian's negligence or bad faith or misconduct. Such indemnifications shall survive the removal or resignation of the Custodian hereunder and the termination of this Agreement.

          Section 5.9 Removal of Custodian. The Lender, with or without cause, may upon at least thirty (30) days' notice remove and discharge Custodian from the performance of its duties under this Agreement by written notice from the Lender to Custodian, with a copy to the Borrowers. Having given notice of such removal, the Lender promptly shall appoint a successor custodian to act on behalf of the Lender and the Borrowers, as their respective rights appear herein, by written instrument, original counterparts of which instrument shall be delivered to the Lender and the successor Custodian, with a copy to the Borrowers. In the event of any such removal, Custodian shall promptly transfer to the successor Custodian, as directed, and at the expense of the Borrowers, all Custodian's Receivable Files and all funds in the Settlement Accounts and any other accounts in connection with this Agreement and all related documents. In the event of any such removal, the Borrowers shall promptly pay the Custodian its outstanding fees and expenses incurred in connection with this Agreement. In the event of any such appointment the Borrowers shall be responsible for the fees and reasonable expenses of the existing and successor Custodian in accordance with Section 5.3 hereof.

          Section 5.10 Termination of Custodian. Custodian may terminate its obligations under this Agreement upon at least 120 days' prior notice to the Borrowers and the Lender. In the event of such termination, the Lender shall appoint a successor Custodian, subject to approval by the Borrowers. The payment of such successor Custodian's fees and expenses shall be solely the responsibility of the Borrowers in accordance with Section 5.3 hereof. Upon such appointment, Custodian shall promptly transfer to the successor Custodian, as directed, all Receivable Files and all funds in the Settlement Accounts and any other accounts in connection with this Agreement and all related documents being administered under this Agreement. If the endorsements on the Receivables have been completed in the name of Custodian, Custodian shall execute such endorsements on the Receivables as the Lender shall request. In the event of any such appointment the Borrowers shall be responsible for the fees and reasonable expenses of the existing and successor Custodian in accordance with Section 5.3 hereof.

          Section 5.11 Reliance of Custodian. The Custodian may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any request, instructions, certificate, opinion or other document furnished to the Custodian, reasonably believed by the Custodian to be genuine and to have been signed or presented by the proper party or parties and conforming to the requirements of this Agreement; but in any case of any document or other request, instruction, document or certificate which by any provision hereof is specifically required to be furnished to the Custodian, the Custodian shall be under a duty to examine the same to determine whether or not it conforms to the requirements of this Agreement.

          Section 5.12 Transmission of Receivable Files. Written instructions as to the method of shipment and shipper(s) which the Custodian is directed to utilize in connection with transmission of Receivable Files in the performance of the Custodian's duties hereunder shall be delivered by the Borrowers to the Custodian prior to any shipment of any Receivable Files hereunder. In the event the Custodian does not receive written instructions as provided for in the preceding sentence, the Custodian is hereby authorized and shall be indemnified as provided herein to utilize a nationally recognized courier service. The Borrowers shall arrange for the provision of such services at its sole cost and expense (or, at the Custodian's option, reimburse the Custodian for all costs and expenses incurred by the Custodian consistent with such instructions) and will maintain such insurance against loss or damage to Receivable Files as the Borrowers deem appropriate. Without limiting the generality of the provisions of
Section 5.8 above, it is expressly agreed that in no event shall the Custodian have any liability for any losses or damages to any person, including, without limitation, the Borrower, arising out of actions of the Custodian consistent with instructions of the Borrower.

          Section 5.13 Authorized Representatives. Each individual designated as an authorized representative of the Lender, each of the Borrowers and the Custodian, respectively (an "Authorized Representative"), is authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Agreement on behalf of the Lender or a Borrower or the other Borrower or the Custodian, as the case may be, and the specimen signature for each such Authorized Representative of the Lender, each such Authorized Representative of one Borrower, each such Authorized Representative of the other Borrower, and each such Authorized Representative of the Custodian, initially authorized hereunder, is set forth on Exhibits C, D, E and F hereof, respectively. From time to time, the Lender, each Borrower and the Custodian may, by delivering to each other a revised exhibit, change the information previously given pursuant to this Section 5.13, but each of the parties hereto shall be entitled to rely conclusively on the then current exhibit until receipt of a superseding exhibit.

          Section 5.14 Merger or Consolidation of or Assumption of the Obligations of the Custodian. Any Person (i) into which the Custodian may be merged or consolidated, (ii) which may result from any merger or consolidation to which the Custodian shall be a party, or (iii) which may succeed to the properties and assets of the Custodian substantially as a whole, shall execute an agreement of assumption to perform every obligation of the Custodian hereunder, and whether or not such assumption agreement is executed, shall be the successor to the Custodian under this Custody Agreement without further act on the part of any of the parties to this Custody Agreement; provided, however, that nothing herein shall be deemed to release the predecessor Custodian from any obligation.

                                   ARTICLE VI
                            MISCELLANEOUS PROVISIONS

          Section 6.1 Amendment. This Agreement may be amended from time to time by Custodian, the Lender and the Borrower by written agreement signed by such parties.

          Section 6.2 Governing Law and Jurisdiction; Waiver of Jury Trial. This Agreement shall be construed in accordance with the laws of the State of New York governing agreements made and to be performed therein, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws. The parties hereto agree to submit to personal jurisdiction in the State of New York in any action or proceeding arising out of this Agreement. The parties hereto each hereby waive the right to trial by jury in any litigation arising hereunder.

          Section 6.3 Notices. All demands, notices and communications hereunder, except as otherwise provided herein, shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, or sent by facsimile transmission to:

                  (a)      in the case of Custodian:

                                    Crestar Bank
                                    919 E. Main Street, 10th Floor
                                    Richmond, Virginia  23219
                                    Attention:  J. Lee Judy
                                    Telephone:  804-782-5170
                                    Telecopy:  804-782-7855

                  (b)      in the case of the Lender:

                                    CS First Boston Mortgage Capital Corp.
                                    11 Madison Avenue, 4th Floor
                                    New York, New York 10055-0186
                                    Attention: Chris LaVallee
                                    Telephone: (212) 325-4910
                                    Telecopy: (212) 325-8040

                  Any and all legal notices are to be sent to:

                                    CS First Boston Mortgage Capital Corp.
                                    11 Madison Avenue, 7th Floor
                                    New York, New York 10010
                                    Attention: Walter Fekula, Director of Credit
                                    Telephone: (212) 325-3063
                                    Telecopy:  (212) 325-8219

                  (c)      in the case of the Borrowers:

                                    AutoInfo Finance of Virginia, Inc.
                                    863 Glenrock Road
                                    Norfolk, Virginia 23502
                                    Attention:  Chief Executive Officer
                                    Telephone:  (804) 466-3400
                                    Telecopy:   (804) 466-3388

                                    Car Loan Co., Inc.
                                    444 Westport Avenue
                                    Norwalk, Connecticut 06851
                                    Attention:  Chief Executive Officer
                                    Telephone:  (203) 750-1212
                                    Telecopy:  (203) 750-1228

          Section 6.4 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

          Section 6.5 No Partnership. Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto and the services of Custodian shall be rendered as an independent contractor and not as agent for the Lender or the Borrowers.

          Section 6.6 Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

          Section 6.7 Assignment. No party hereto shall sell, pledge, assign or otherwise transfer this Agreement without the prior written consent of the other parties hereto.

          Section 6.8 Headings. Section headings are for reference purposes only and shall not be construed as a part of this Agreement.

          IN WITNESS WHEREOF, the Lender, the Borrowers and the Custodian have caused their names to be signed hereto by their respective authorized officers as of the day and year first above written.

                                 CS FIRST BOSTON MORTGAGE CAPITAL CORP.,
                                    as Lender

                                 By__________________________________________
                                   Name:
                                   Title:


                                  AUTOINFO FINANCE OF VIRGINIA, INC.,
                                    as Borrower and Servicer

                                 By__________________________________________
                                    Name:  Scott J. Zecher
                                    Title: Chief Executive Officer


                                 CAR LOAN CO., INC.,
                                    as Borrower and Servicer

                                 By_________________________________________
                                    Name:  Scott J. Zecher
                                    Title: Chief Executive Officer


                                 CRESTAR BANK,
                                    as Custodian

                                 By_________________________________________
                                    Name:
                                    Title: